UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

___________________

SCHEDULE 14A

___________________

PROXY STATEMENT
PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12

SAFE & GREEN HOLDINGS CORP.
(Name of Registrant as Specified in Its Charter)

_________________________________________________________________

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing Fee (Check the appropriate box):

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☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rule 14a-6(i)(1) and 0-11

990 Biscayne Blvd., Suite 501, Office 12
Miami, Florida 33132

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To Be Held on July 11, 2023

To the Stockholders of Safe & Green Holdings Corp.:

NOTICE IS HEREBY GIVEN that a special meeting of stockholders (the “2023 Special Meeting”) of Safe & Green Holdings Corp., a Delaware corporation (the “Company”), will be held on July 11, 2023, at 10:00 a.m., Eastern Time at the New York City office of Blank Rome LLP, 1271 Avenue of the Americas, 17th Floor, New York, New York 10020.

At the 2023 Special Meeting, stockholders will be asked to vote on the following matters:

(1)    to approve an amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended, to increase the number of authorized shares of common stock, par value $0.01 per share, from 25,000,000 to 75,000,000 and decrease the par value of our authorized shares of preferred stock (“Preferred Stock”) from $1.00 per share to $0.01 per share. We refer to this proposal as the “Increase in Number of Authorized Shares of Common Stock and Preferred Stock Proposal” or “Proposal 1.”

(2)    to approve one or more adjournments of the 2023 Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposal 1. We refer to this proposal as the “Adjournment Proposal” or “Proposal 2.”

The matters listed in this notice of meeting are described in detail in the accompanying proxy statement. The Board of Directors has fixed the close of business on June 7, 2023 as the record date (the “Record Date”) for determining those stockholders who are entitled to notice of and to vote at the 2023 Special Meeting or any adjournment or postponement of the 2023 Special Meeting. The list of the stockholders of record as of the Record Date will be available for inspection during the ten days preceding the meeting at the New York City office of Blank Rome LLP, 1271 Avenue of the Americas, 17th Floor, New York, New York 10020.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2023 SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON JULY 11, 2023.

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE 2023 SPECIAL MEETING, PLEASE SUBMIT A PROXY TO HAVE YOUR SHARES VOTED AS PROMPTLY AS POSSIBLE BY USING THE INTERNET, OR BY SIGNING, DATING AND RETURNING BY MAIL THE PROXY CARD ENCLOSED WITH THE PROXY STATEMENT. IF YOU DO NOT RECEIVE THE PROXY MATERIALS IN PRINTED FORM AND WOULD LIKE TO SUBMIT A PROXY BY MAIL, YOU MAY REQUEST A PRINTED COPY OF THE PROXY MATERIALS (INLCUDING THE PROXY) AND SUCH MATERIALS WILL BE SENT TO YOU.

On behalf of the Board of Directors and the employees of Safe & Green Holdings Corp. we thank you for your continued support.

/s/ Paul Galvin
Paul Galvin Chairman & Chief Executive Officer

May      , 2023

990 Biscayne Blvd., Suite 501, Office 12
Miami, Florida 33132

PROXY STATEMENT

For the 2023 Special Meeting of Stockholders to be held on July 11, 2023

GENERAL INFORMATION

The Company is providing this proxy statement in connection with the solicitation by its Board of Directors (the “Board of Directors”) of proxies to be voted at the 2023 Special Meeting to be held on July 11, 2023, at 10:00 a.m., Eastern Time, and any adjournment or postponement thereof at the New York City office of Blank Rome LLP, 1271 Avenue of the Americas, 17th Floor, New York, New York 10020.

The Board of Directors is soliciting votes (1) FOR approval of an amendment to our Amended and Restated Certificate of Incorporation, as amended (the “Amended and Restated Certificate of Incorporation”) to increase the number of authorized shares of common stock, par value $0.01 per share (“Common Stock”), from 25,000,000 to 75,000,000 and decrease the par value of our authorized shares of preferred stock (“Preferred Stock”) from $1.00 per share to $0.01 per share. We refer to this proposal as the “Increase in Number of Authorized Shares of Common Stock and Preferred Stock Proposal” or “Proposal 1”; and (2) FOR one or more adjournments of the 2023 Special Meeting, if necessary, to solicit additional proxies in the event that there are not sufficient votes at the time of the 2023 Special Meeting to approve the Increase in Number of Authorized Shares of Common Stock and Preferred Stock Proposal (the “Adjournment Proposal”).

2023 SPECIAL MEETING ADMISSION

Only stockholders as of June 7, 2023 (the “Record Date”) may attend the 2023 Special Meeting. If you attend, please note that you will be asked to present government-issued identification (such as a driver’s license or passport) and evidence of your share ownership of our Common Stock on the Record Date. Such evidence of ownership can be your proxy card. If your shares are held beneficially in the name of a bank, broker or other holder of record and you plan to attend the 2023 Special Meeting, you will be required to present proof of your ownership of our Common Stock on the Record Date, such as a bank or brokerage account statement or voting instruction card, to be admitted to the 2023 Special Meeting.

No cameras, recording equipment or electronic devices will be permitted in the 2023 Special Meeting.

Information on how to obtain directions to attend the 2023 Special Meeting is available at: https://safeandgreenholdings.com/.

ADDITIONAL INFORMATION ABOUT THESE PROXY MATERIALS AND VOTING

We are providing you with these proxy materials because the Board of Directors is soliciting your proxy to vote at the 2023 Special Meeting to be held on July 11, 2023, at 10:00 a.m. Eastern Time or any adjournments or postponements thereof.

You are invited to attend the 2023 Special Meeting to vote on the proposals described in this Proxy Statement. However, you do not need to attend the 2023 Special Meeting to vote your shares. Instead, you may simply follow the instructions below to submit your proxy. The purpose of the 2023 Special Meeting and the matters to be acted on are stated in the accompanying Notice of Special Meeting of Stockholders. The Board of Directors knows of no other business that will come before the 2023 Special Meeting. The proxy materials, including this Proxy Statement, are being distributed and made available on or about May      , 2023.

QUESTIONS AND ANSWERS

Q:     Why am I receiving these materials?

A:     We are providing these proxy materials in connection with the solicitation by our Board of Directors of proxies to be voted at the 2023 Special Meeting or any postponement or adjournment thereof. We intend to mail these proxy materials on or about June 7, 2023 to all stockholders of record entitled to vote at the 2023 Special Meeting as of the Record Date.

Q:     How do I attend the 2023 Special Meeting?

A:     The 2023 Special Meeting will be held in person on July 11, 2023, at 10:00 a.m. Eastern Time at our at the New York City office of Blank Rome LLP, 1271 Avenue of the Americas, 17th Floor, New York, New York 10020. Directions to the 2023 Special Meeting may be found at https://safeandgreenholdings.com/. Information on how to vote in person at the Special Meeting is discussed below.

Q:     What proposals are being presented for a stockholder vote at the 2023 Special Meeting?

A:     The following proposals are being presented for stockholder vote at the 2023 Special Meeting:

•        Proposal 1 — the approval of an amendment to our Amended and Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock from 25,000,000 to 75,000,000 and decrease the par value of our authorized shares of Preferred Stock from $1.00 per share to $0.01 per share; and

•        Proposal 2 — the approval of one or more adjournments of the 2023 Special Meeting, if necessary, to solicit additional proxies in the event that there are not sufficient votes at the time of the 2023 Special Meeting to approve the Increase in Number of Authorized Shares of Common Stock and Preferred Stock Proposal.

Proposal 2 — the Adjournment Proposal will only be presented at the 2023 Special Meeting if there are not sufficient votes to approve Proposal 1 — the Increase in Number of Authorized Shares of Common Stock and Preferred Stock Proposal.

Q:     How does the Board of Directors recommend that I vote?

A:     The Board of Directors unanimously recommends that you vote:

•        “FOR” Proposal 1 — the Increase in Number of Authorized Shares of Common Stock and Preferred Stock Proposal; and

•        “FOR” Proposal 2 — the Adjournment Proposal.

Q:     What does it mean to vote by proxy?

A:     When you vote “by proxy,” you grant another person the power to vote stock that you own. If you vote by proxy in accordance with this proxy statement, you will have designated each of the following individuals as your proxy holders for the 2023 Special Meeting: Paul Galvin, the Company’s Chairman and Chief Executive Officer and William Rogers, the Company’s Chief Operating Officer.

Any proxy given pursuant to this solicitation and received in time for the 2023 Special Meeting will be voted in accordance with your specific instructions. If you provide a proxy, but you do not provide specific instructions on how to vote on each proposal, the proxy holder will vote your shares “FOR” Proposal 1 — the Increase in Number of Authorized Shares of Common Stock and Preferred Stock Proposal and “FOR” Proposal 2 — the Adjournment Proposal. With respect to any other proposal that properly comes before the 2023 Special Meeting, the proxy holders will vote in their own discretion according to their best judgment, to the extent permitted by applicable laws and regulations.

Q:     Who can vote at the 2023 Special Meeting?

A:     Only stockholders of record at the Record Date, close of business on June 7, 2023, will be entitled to vote at the 2023 Special Meeting. On the Record Date, there were [_________] shares of Common Stock outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name

If on June 7, 2023, your shares were registered directly in your name with the Company’s transfer agent, American Stock Transfer & Trust Company, LLC, then you are a stockholder of record. As a stockholder of record, you may directly vote your shares in person at the 2023 Special Meeting or submit a proxy to have your shares voted. Even if you plan to attend the 2023 Special Meeting, we urge you to fill out and return the enclosed proxy card or submit a proxy on the internet as instructed below to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If on June 7, 2023, your shares were held, not in your name, but rather in an account at a brokerage firm, bank, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is the stockholder of record. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You will receive voting instructions from your broker, bank or nominee describing the available processes for voting your stock.

As a beneficial owner, you may not vote your shares in person at the 2023 Special Meeting unless you bring with you a legal proxy from the stockholder of record. A legal proxy may be obtained from your broker, bank or nominee.

Q:     What information is contained in the Proxy Statement?

A:     The information included in this proxy statement relates to the proposals to be voted on at the 2023 Special Meeting, the voting process and other required information.

Q:     What shares can I vote?

A:     You may vote or cause to be voted all shares owned by you as of the close of business on June 7, 2023, the Record Date. These shares include: (1) shares held directly in your name as a stockholder of record; and (2) shares held for you, as the beneficial owner, through a broker or other nominee, such as a bank.

Q:     How may I vote?

A:     With respect to the Increase in Number of Authorized Shares of Common Stock and Preferred Stock Proposal and the Adjournment Proposal, you may vote FOR, AGAINST, or ABSTAIN. On these proposals, if you ABSTAIN, it has the same effect as a vote AGAINST. Although we do not expect that there will be any broker non-votes with respect to the proposals (as described below), broker non-votes, if there are any, will have the same effect as “AGAINST” votes for Proposal 1 and will not effect the outcome of the vote on Proposal 2.

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote in person at the 2023 Special Meeting, you may have your shares voted by proxy using the enclosed proxy card, or you may submit your proxy through the internet. We urge you to have your shares voted by proxy to ensure your vote is counted.

•        By mail.    To have your shares voted using the proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the 2023 Special Meeting, the proxyholder will vote your shares as you direct.

•        By internet.    To have your shares voted through a proxy submitted by the internet, go to http://www.voteproxy.com to complete an electronic proxy card. If you vote by telephone call 1-800-776-9437 in the United States or 1-718-921-8500 from foreign countries and follow the instructions. You will be asked to provide the Company number and control number from the enclosed proxy card. Your internet proxy must be received by 11:59 p.m., Eastern Time on [_____________] to be counted.

•        By attending the 2023 Special Meeting.    You may attend the 2023 Special Meeting and vote your shares.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received a voting instruction form with these proxy materials from that organization rather than from the Company. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a proxy form.

We provide Internet proxy voting to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your Internet access, such as usage charges from internet access providers and telephone companies.

Q:     How many votes do I have?

A:     On each matter to be voted upon, you have one vote for each share of Common Stock you own as of May     , 2023.

Q:     What happens if I do not vote?

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record and do not vote in person or by proxy by completing your proxy card or submitting your proxy through the internet, your shares will not be voted.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner and do not instruct your broker, bank, or other agent how to vote your shares, the question of whether your broker or nominee will still be able to vote your shares depends on whether the New York Stock Exchange (the “NYSE”) deems the particular proposal to be a “routine” matter. Brokers and nominees can use their discretion to vote “uninstructed” shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. Under the rules and interpretations of the NYSE, “non-routine” matters are matters that may substantially affect the rights or privileges of stockholder, such as mergers, stockholder proposals, elections of directors (even if not contested), executive compensation (including any advisory stockholder votes on executive compensation and on the frequency of stockholder votes on executive compensation), and certain corporate governance proposals, even if management-supported.

The Company expects that (i) Proposal 1 — the Increase in Number of Authorized Shares of Common Stock and Preferred Stock Proposal and (ii) Proposal 2 — the Adjournment Proposal will be considered routine matters. In this regard, we believe that your broker or nominee will be permitted to vote your “uninstructed” shares on both Proposal 1 and Proposal 2. However, this remains subject to the final determination from the NYSE regarding which of the proposals are “routine” or “non-routine.”

If you are a beneficial owner of shares held in street name, in order to ensure your shares are voted in the way you would prefer, you must provide voting instructions to your broker, bank or other agent by the deadline provided in the materials you receive from your broker, bank or other agent.

Q:     What if I return a proxy card or otherwise submit a proxy but do not make specific choices?

A:     If you are a record holder and return a signed and dated proxy card or otherwise submit a proxy without marking voting selections, your shares will be voted, as applicable, FOR Proposal 1 — the Increase in Number of Authorized Shares of Common Stock and Preferred Stock Proposal and FOR Proposal 2 — the Adjournment Proposal. If any other matter is properly presented at the 2023 Special Meeting, your proxyholder (one of the individuals named on your proxy card) will vote your shares in his or her discretion.

Q:     Can I change my vote or revoke my proxy?

A:     You may change your vote or revoke your proxy at any time before the final vote at the 2023 Special Meeting. To change how your shares are voted or to revoke your proxy if you are the record holder, you may (1) notify our Corporate Secretary in writing at Safe & Green Holdings Corp., 990 Biscayne Blvd., Suite 501, Office 12, Miami, Florida 33132; (2) submit a later-dated proxy (either by mail or internet), subject to the voting deadlines that are described on the proxy card or voting instruction form, as applicable; or (3) deliver to our Corporate Secretary another duly executed proxy bearing a later date. You may also revoke your proxy by attending the 2023 Special Meeting and voting in person. Attending the meeting alone with not revoke any previously submitted proxy.

For shares you hold beneficially, you may change your voting instructions by following the instructions provided by your broker or bank.

Q:     Who can help answer my questions?

A:     If you have any questions about the 2023 Special Meeting or how to vote, submit a proxy or revoke your proxy, or you need additional copies of this Proxy Statement or voting materials, you should contact the Corporate Secretary, Safe & Green Holdings Corp., 990 Biscayne Blvd., Suite 501, Office 12, Miami, Florida 33132, or by phone at (936) 355-1910.

Q:     What is a quorum and why is it necessary?

A:     Conducting business at the 2023 Special Meeting requires a quorum. A quorum will be present if stockholders holding at least one-third of the outstanding shares of Common Stock entitled to vote on May      , 2023 are present at the 2023 Special Meeting in person or by proxy. Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you attend the 2023 Special Meeting in person. Abstentions and broker non-votes, if any, will be counted toward the quorum requirement. Because, as mentioned above, banks, brokers and other nominee holders of record have discretionary voting authority with respect to any of the proposals to be considered at the special meeting as described in this proxy statement, if a beneficial owner of shares held in “street name” does not give voting instructions to the broker, bank or other nominee holder of record, we do not expect there to be any broker non-votes present at the 2023 Special Meeting as described in this proxy statement. If there is no quorum, the 2023 Special Meeting may be adjourned by the chairperson of the 2023 Special Meeting or the vote of the stockholders entitled to vote the shares present at the meeting in person or represented by proxy may adjourn the 2023 Special Meeting to another time and place.

Q:     What is the voting requirement to approve each of the proposals?

A:     Proposal 1 — Increase in Number of Authorized Shares of Common Stock and Preferred Stock Proposal.    Approval of the Increase in Number of Authorized Shares of Common Stock and Preferred Stock Proposal requires the affirmative vote of the holders of a majority of the issued and outstanding shares of the Common Stock, entitled to vote thereon. Abstentions, which are considered present and entitled to vote on this matter, will have the same effect as a vote “AGAINST” this proposal. If you are a beneficial owner whose shares are held by a broker, bank or other nominee, you must instruct the broker, bank or nominee how to vote your shares. If you do not provide voting instructions, your shares will not be voted on proposals that are non-routine matters on which brokers do not have discretionary authority to vote without instructions from the beneficial owner. Broker non-votes are not expected to be present at this meeting because there are no non-routine matters expected to be voted on. If there were to be any broker non-votes they would have the effect of a vote “AGAINST” this proposal.

Proposal 2 — Adjournment Proposal.    Approval of the adjournment of the 2023 Special Meeting requires the affirmative vote of a majority of the shares of the Company’s Common Stock, presented in person or represented by proxy at the meeting and entitled to vote thereon. Abstentions, which are considered present and entitled to vote on this matter, will have the same effect as a vote “AGAINST” this proposal. Broker non-votes are not expected to be present at this meeting because there are no routine matters expected to be voted on. If there were to be any broker non-votes they would have no effect on the vote with respect to this proposal.

Q:     What should I do if I receive more than one Proxy Statement?

A:     You may receive more than one Proxy Statement. For example, if you are a stockholder of record and your shares are registered in more than one name, you will receive more than one Proxy Statement. Please follow the voting instructions on all of the Proxy Statements to ensure that all of your shares are voted.

Q:     Where can I find the voting results of the 2023 Special Meeting?

A:     We intend to announce preliminary voting results at the 2023 Special Meeting and publish final results in a Current Report on Form 8-K, which will be filed within four (4) business days of the 2023 Special Meeting. If final voting results are not available to us in time to file a Current Report on Form 8-K within four (4) business days after the 2023 Special Meeting, we intend to file a Current Report on Form 8-K to publish preliminary results and, within four (4) business days after the final results are known to us, file an additional Current Report on Form 8-K to publish the final results.

Q:     What happens if additional matters are presented at the 2023 Special Meeting?

A:     Other than the two (2) items of business described in this Proxy Statement, we are not aware of any other business to be acted upon at the 2023 Special Meeting. If you grant a proxy, each of the persons named as proxy holders, Paul Galvin, our Chief Executive Officer, and Patricia Kaelin, our Chief Financial Officer, will have the discretion to vote your shares on any additional matters properly presented for a vote at the 2023 Special Meeting.

Q:     How many shares are outstanding and how many votes is each share entitled?

A:     Each share of our Common Stock that is issued and outstanding as of the close of business on June 7, 2023, the Record Date, is entitled to be voted on all items being voted on at the 2023 Special Meeting, with each share being entitled to one vote on each matter. As of the Record Date, close of business on June 7, 2023, [________] shares of Common Stock were issued and outstanding.

Q:     Who will count the votes?

A:     One or more inspectors of election will tabulate the votes.

Q:     Is my vote confidential?

A:     Proxy instructions, ballots, and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed, either within the Company or to anyone else, except: (1) as necessary to meet applicable legal requirements; (2) to allow for the tabulation of votes and certification of the vote; or (3) to facilitate a successful proxy solicitation.

Q:     Who will bear the cost of soliciting votes for the 2023 Special Meeting?

A:     The Board of Directors is making this solicitation on behalf of the Company, which will pay the entire cost of preparing, assembling, printing, mailing, and distributing these proxy materials. Certain of our directors, officers, and employees, without any additional compensation, may also solicit your vote in person, by telephone, or by electronic communication On request, we will reimburse brokerage houses and other custodians, nominees, and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to stockholders. In addition to the use of the mail, proxies may be solicited by personal interview, telephone, telegram, facsimile and advertisement in periodicals and postings, in each case by our directors, officers and employees without additional compensation. Brokerage houses, nominees, fiduciaries and other custodians will be requested to forward solicitation materials to beneficial owners and will be reimbursed for their reasonable expenses incurred in so doing.

Q:     When are stockholder proposals and director nominations due for the 2023 annual meeting?

In addition, our bylaws have an advance notice procedure with regard to nominations for the election of directors and the proposal of business to be considered by stockholders to be held at an annual meeting of stockholders by any stockholder. In general, the Company will consider nominations for directors submitted by any stockholder or the proposal of business to be considered by stockholders only if such stockholder has given timely notice in proper written form, setting forth certain specified information. Generally, to be timely, notice must be received by the Corporate Secretary no later than the 90th day nor earlier than the 120th day before the first anniversary of the prior year’s meeting. For the 2023 Annual Meeting of Stockholders, notice must be received no later than July 12, 2023 nor earlier than July 11, 2023. Notices of intent to nominate candidates for election as directors or other stockholder communications should be submitted to: the Company, 990 Biscayne Blvd., Suite 501, Office 12, Miami, Florida 33132, Attention: Corporate Secretary. Any proxy granted with respect to the 2023 Annual Meeting of Stockholders will confer on the proxy holders discretionary authority to vote with respect to a stockholder proposal or director nomination if notice of such proposal or nomination is not received by our Corporate Secretary within the timeframe provided above.

PROPOSAL 1
PROPOSAL 1. THE Increase in Number of Authorized Shares of Common Stock and Preferred Stock Proposal

The Board has approved and is asking shareholders to approve an increase in the number of authorized shares of Common Stock 25,000,000 shares to 75,000,000 shares (the “Authorized Share Increase”), a decrease in the par value of our authorized shares of Preferred Stock from $1.00 per share to $0.01 per share (the “Preferred Par Value Decrease”) and a corresponding amendment to the Amended and Restated Certificate of Incorporation to effect the Authorized Share Increase and Preferred Par Value Decrease (the “Proposed Amendment”).

Approval of the Proposed Amendment requires the affirmative vote of the holders of a majority of the outstanding shares of Common Stock. At the close of business on the Record Date, there were [________] shares of Common Stock outstanding. There are 5,405,010 shares of Preferred Stock authorized, none of which are outstanding.

Purpose of the Authorized Share Increase

The purpose of the Authorized Share Increase is to enable the Company to effect potential future issuances under outstanding derivative securities which are convertible into or exercisable or exchangeable for, shares of the Company’s Common Stock. Under its Amended and Restated Certificate of Incorporation, the Company is currently authorized to issue up to 25,000,000 shares of Common Stock and 5,000,000 shares of Preferred Stock. As of the close of business on the Record Date, there were [________] shares of Common Stock issued and outstanding and no shares of Preferred Stock issued and outstanding. There are also [_________] shares of Common Stock reserved for issuance pursuant to: (i) outstanding stock options, restricted stock units (“RSUs”) and restricted stock under equity incentive plans, (ii) outstanding warrants, (iii) outstanding convertible notes, and (iv) future awards which may be made under the Company’s Stock Incentive Plan, leaving a balance of [______] shares of Common Stock available for issuance.

Given the above outstanding securities and agreements to which the Company is or may become subject, and the nominal amount of shares remaining available for issuance after giving effect to the foregoing, the Board believes it to be in the best interest of the Company to increase the number of shares of Common Stock the Company is authorized to issue in order to enable the Company to have greater flexibility in addressing its future general corporate needs, including, but not limited to, the offer and sale of Common Stock in one or more registered public offerings, the grant of awards under equity incentive plans, and issuance of shares of capital stock in strategic transactions or to raise capital. The Board believes that additional authorized shares of capital stock will also enable the Company to take timely advantage of market conditions and favorable acquisition opportunities that may become available to the Company. Subject to reserve requirements under outstanding derivative securities, the authorized but unissued shares of Common Stock will be issued at the direction of the Board, without shareholder approval unless required by applicable law or Nasdaq Rules.

Purpose of the Preferred Par Value Decrease

The purpose of the Preferred Par Value Decrease is to reduce the franchise taxes payable by the Company in the State of Delaware based on the par value of the 5,405,010 shares of Preferred Stock authorized by the Amended and Restated Certificate of Incorporation. Our Common Stock has a par value of $0.01 per share. The Preferred Par Value Decrease would decrease in the par value of our authorized shares of Preferred Stock from $1.00 per share to $0.01 per share so that the Common Stock and the Preferred Stock would each have a par value of $0.01 per share. No shares of Preferred Stock are issued or outstanding.

Compensation Programs

We have historically compensated our employees with RSUs and/or stock options in addition to salaries and other forms of cash compensation.

Our non-employee directors receive compensation for their service as directors and members of committees of the Board, which has historically been granted at the end of each calendar year and consisted of cash and/or stock awards. Our non-employee directors can elect to receive restricted stock instead of all or a portion of their cash compensation for service as directors. Compensation for service on committees of the Board is paid in shares of Common Stock.

If approved by the shareholders, the Proposed Amendment will enable the Company to continue to compensate its directors in equity awards under its compensation programs.

Rights of Additional Authorized Shares

Any newly authorized shares of Common Stock will have the same rights as the shares of Common Stock now authorized and outstanding. The Proposed Amendment will not affect the rights of current holders of Common Stock, none of whom have preemptive or similar rights to acquire the newly authorized shares.

Potential Adverse Effects of the Proposed Amendment

The Board has no current plans to issue any additional shares of Common Stock following the effectiveness of the Proposed Amendment. Adoption of the Proposed Amendment alone will not have any immediate dilutive effect on the proportionate voting power or other rights of the Company’s existing shareholders. However, any issuance of Common Stock at the direction of the Board or otherwise in the future, generally without obtaining shareholder approval (unless specifically required by applicable law or Nasdaq Rules) may, among other things, result in dilution to our shareholders at the time such additional shares are issued.

Additionally, an increase in the number of authorized shares of Common Stock may make it more difficult to, or discourage an attempt to, obtain control of the Company by means of a takeover bid that the Board determines is not in the best interest of the Company and its shareholders. However, the Board does not deem the proposed increase in the number of authorized shares of Common Stock pursuant to the Proposed Amendment as an anti-takeover measure and is not aware of any attempt or plan by a third party to obtain control of the Company.

Although at this time, we do not have any plans, commitments, proposals, arrangements, understandings or agreements regarding the issuance of Common Stock other than issuances upon exercise or conversion of currently outstanding securities; we anticipate seeking future equity financing opportunities and will evaluate opportunities that are presented to us. We believe that the Proposed Amendment will help ensure that we have sufficient authorized shares available for issuance to allow us to pursue equity financings if the Board determines that it would be in our best interests based on our working capital needs and prevailing market conditions.

No Appraisal Rights

Shareholders have no rights under the Delaware General Corporation Law or under our Amended and Restated Certificate of Incorporation to exercise dissenters’ rights of appraisal with respect to the approval of the Proposed Amendment.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE Increase in Number of Authorized Shares of Common Stock and Preferred Stock Proposal.

PROPOSAL 2
APPROVAL OF ONE OR MORE ADJOURNMENTS OF THE 2023 SPECIAL MEETING, IF NECESSARY, TO SOLICIT ADDITIONAL PROXIES

General

If the 2023 Special Meeting is convened and a quorum is present, but there are not sufficient votes to approve Proposal 1, or if there are insufficient votes to constitute a quorum, our proxy holders may move to adjourn the 2023 Special Meeting at that time in order to enable the Board to solicit additional proxies.

In this proposal, we are asking our stockholders to approve one or more adjournments of the 2023 Special Meeting to another time and place, if necessary or appropriate (as determined in good faith by the Board), to solicit additional proxies in the event there are not sufficient votes to approve Proposal 1. If our stockholders approve this proposal, we could adjourn the 2023 Special Meeting and any adjourned session of the 2023 Special Meeting and use the additional time to solicit additional proxies, including the solicitation of proxies from our stockholders that have previously voted. Among other things, approval of this proposal could mean that, even if we had received proxies representing a sufficient number of votes to defeat Proposal 1, we could adjourn the 2023 Special Meeting without a vote on such proposal and seek to convince our stockholders to change their votes in favor of such proposal.

If it is necessary or appropriate (as determined in good faith by the Board) to adjourn the 2023 Special Meeting, no notice of the adjourned meeting is required to be given to our stockholders, other than an announcement at the 2023 Special Meeting of the time and place to which the 2023 Special Meeting is adjourned, so long as the meeting is adjourned for 30 days or less and no new record date is fixed for the adjourned meeting. At the adjourned meeting, we may transact any business which might have been transacted at the original meeting.

Vote Required

Approval of the Adjournment Proposal requires “FOR” votes from the holders of a majority of the shares represented in person or represented by proxy and entitled to vote thereon at the 2023 Special Meeting. Abstentions will have the same effect as an “AGAINST” vote on this proposal. As noted above, we believe that this proposal will be considered a “routine” matter and, as a result, we do not expect there to be any broker non-votes on this proposal. If there are broker non-votes, they will have no effect on the outcome of this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” APPROVAL OF THE ADJOURNMENT PROPOSAL.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of our Common Stock as of May      , 2023 by: (i) each director; (ii) each of our named executive officers; (iii) all current executive officers and directors of the Company as a group; and (iv) all those known by us to be beneficial owners of five percent or more of our Common Stock.

Name of Beneficial Owner(1)	Common Stock	Shares subject to Options & RSU	Total Number of Shares Beneficially Owned	Percentage Ownership
Executive Officers & Directors
Paul M. Galvin, Chairman and Chief Executive Officer(2)	384,679	95,810	480,489	3.3%
Yaniv Blumenfeld, Former Director(3)	44,029	7,791	51,820	*
Christopher Melton, Director(4)	27,405	9,610	37,015	*
Elizabeth Cormier-May, Director	—	—	—	*
William Rogers(6)	94,807	28,627	123,434	*
Gerald Sheeran, Former Acting Chief Financial Officer(6)	45,908	42,092	88,000	*
David Villarreal, Director(7)	9,895	6,939	16,834	*
Shafron Hawkins	—	—	—	—
All Named Executive Officers and Directors, as a group (9 persons)	606,723	190,869	797,592	5.57%
Greater than 5% stockholders other than executive officers and directors
Group One Trading, LP(8)	1,307,907			9.14%
John William Shaw(9)	3,148,500			20.92%

__________

*        Less than 1% ownership interest.

(1)      The number of shares and the percent beneficially owned by each entity or individual are based upon 14,314,800 shares of common stock outstanding and assume the exercise of all exercisable options and vesting of all outstanding time-based restricted stock units (including those that would be exercisable or vested within 60 days of March 29, 2023). The percent beneficially owned is a fraction, the numerator of which is the number of shares of common stock beneficially owned by each entity or individual (including any exercisable options, as described herein) and the denominator of which is the number of outstanding shares of common stock plus the number of shares of common stock which would be issued upon (i) exercise by the subject entity or individual of such entity or individual’s own options and warrants and (ii) vesting of outstanding time-based restricted stock units. This method of computing the percent beneficially owned results in the aggregate ownership percentages of all owners exceeding 100%.

(2)      Includes 384,172 shares of common stock held directly by Mr. Galvin and 507 shares held by TAG Partners, LLC (“TAG”), an investment partnership formed for the purpose of investing in the Company. Mr. Galvin is a managing member of and has a controlling interest in TAG and may be deemed to beneficially own the share of common stock held by TAG, over which he has shared voting and dispositive power. Mr. Galvin disclaims beneficial ownership of the shares of common stock held by TAG except to the extent of his pecuniary interest therein. Also includes 23,800 options to purchase our common shares presently exercisable or exercisable within 60 days of March 29, 2023. Includes 72,010 in vested RSUs and does not include 275,000 unvested RSUs that will not vest within 60 days of May      , 2023.

(3)      Includes 44,029 shares of common stock directly held by Mr. Blumenfeld. Includes 7,791 in vested RSUs and does not include 15,896 unvested RSUs that will not vest within 60 days of May      , 2023. Mr. Blumenfeld resigned as director on April 30, 2023.

(4)      Includes 20 shares of common stock held in Mr. Melton’s retirement account, which Mr. Melton indirectly owns, and 27,385 shares of common stock held directly by Mr. Melton. Includes 833 options held by Mr. Melton to purchase our common stock presently exercisable or exercisable within 60 days of March 29, 2023. Includes 8,777 in vested RSUs and does not include 15,000 unvested RSUs that will not vest within 60 days of May      , 2023.

(5)      Includes 94,807 shares of common stock directly held by Mr. Rogers. Includes 28,627 in vested RSUs and does not include 58,333 unvested RSUs that will not vest within 60 days of May      , 2023.

(6)      Includes 45,908 shares of common stock held by Mr. Sheeran. Also includes 1,250 options to purchase common stock presently exercisable or exercisable within 60 days of May      2023. Includes 40,842 in vested RSUs.

(7)      Includes 9,895 shares of common stock directly held by Mr. Villarreal. Includes 6,939 in vested RSUs and does not include 15,000 unvested RSUs that will not vest within 60 days of May      , 2023.

(8)      Information is based upon a Schedule 13G filed with the SEC on June 3, 2022 by Kyle Tondo-Kramer, the Chief Compliance Officer of Group One Trading, LP. The address of Group One Trading, LP is 425 S. Financial Place, Suite 3400, Chicago, Illinois 60605.

(9)      Information is based upon a Schedule 13D filed with the SEC on March 29, 2023 by John William Shaw. The address of Mr. Shaw is 1005 E. Las Tunas Drive, #116, San Gabriel, California 91776. This amount (a) includes the rights to purchase 734,500 shares in the aggregate that are exercisable subject to various call option contracts and (b) excludes short put option contracts pursuant to which the Reporting Person may be required to purchase up to 1,306,100 shares in the aggregate.

DISCRETIONARY VOTING OF PROXIES ON OTHER MATTERS

The Company does not intend to bring before the 2023 Special Meeting any matters other than those specified in the Notice of the 2023 Special Meeting, and the Company does not know of any business which persons other than the Board intend to present at the 2023 Special Meeting. Should any business requiring a vote of the stockholders, which is not specified in the notice, properly come before the 2023 Special Meeting, the proxy holders specified in this proxy statement and in the accompanying proxy card intend to vote the shares represented by them in accordance with their best judgment.

STOCKHOLDER PROPOSALS FOR THE 2023 ANNUAL MEETING

Stockholders who intend to present proposals for inclusion in this year’s proxy materials at the 2023 Annual Meeting under SEC Rule 14a-8 must ensure that such proposals are received by the Corporate Secretary of the Company not later than July 12, 2023. Such proposals must meet the requirements of our Amended and Restated Bylaws and the SEC to be eligible for inclusion in the proxy materials for our 2023 Annual Meeting.

Generally, timely notice of any director nomination or other proposal that any stockholder intends to present at the 2023 Annual Meeting but does not intend to have included in the proxy materials prepared by the Company in connection with the 2023 Annual Meeting, must be delivered in writing to the Corporate Secretary at the address above not less than 90 days nor more than 120 days before the first anniversary of the prior year’s meeting. However, if we hold the 2023 Annual Meeting on a date that is not within 30 days before or 30 days after such anniversary date, we must receive the notice not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of the 2023 Annual Meeting is first made. As a result, stockholders who intend to present proposals at the 2023 Annual Meeting under these provisions must give written notice to the Corporate Secretary, and otherwise comply with the Amended and Restated Bylaw requirements, no earlier than the close of business on July 11, 2023, and no later than the close of business on July 12, 2023. In addition, the stockholder’s notice must set forth the information required by our Amended and Restated Bylaws with respect to each stockholder making the proposal or nomination and each proposal or nomination that such stockholder intends to present at the 2023 Annual Meeting. All proposals should be addressed to the Corporate Secretary, Safe & Green Holdings Corp., 990 Biscayne Blvd., Suite 501, Office 12, Miami, Florida 33132. In addition to satisfying the foregoing requirements, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than July 12, 2023.

NO DISSENTERS’ RIGHTS

The corporate action described in this Proxy Statement will not afford stockholders the opportunity to dissent from the actions described herein or to receive an agreed or judicially appraised value for their shares.

NOTICE REGARDING DELIVERY OF STOCKHOLDER DOCUMENTS
(“HOUSEHOLDING” INFORMATION)

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports by delivering a single copy of these materials to an address shared by two or more Safe & Green Holdings stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies and intermediaries. A number of brokers and other intermediaries with account holders who are our stockholders may be householding our stockholder materials, including this Proxy Statement. In that event, a single proxy statement, as the case may be, will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or other intermediary that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent, which is deemed to be given unless you inform the broker or other intermediary otherwise when you receive or received the original notice of householding. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement, please notify your broker or other intermediary to discontinue householding and direct your written request to receive a separate proxy statement to us at: Safe & Green Holdings Corp., Attention: Corporate Secretary, 990 Biscayne Blvd., Suite 501, Office 12, Miami, Florida 33132 or by calling us at (936) 355-1910. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request householding of their communications should contact their broker or other intermediary.

By order of the Board of Directors,
/s/ Paul Galvin
Paul Galvin
Chairman & Chief Executive Officer

Miami, Florida
May      , 2023

APPENDIX A

CERTIFICATE OF AMENDMENT OF THE
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION OF
SAFE & GREEN HOLDINGS CORP.

(Pursuant to Section 242 of the
General Corporation Law of the State of Delaware)

Safe & Green Holdings Corp. (the “Corporation”), a corporation organized and existing under and by virtue of the provisions of the General Corporation Law of the State of Delaware (the “General Corporation Law”),

DOES HEREBY CERTIFY:

1. That the first paragraph of Article FOURTH of the Amended and Restated Certificate of Incorporation of the Corporation, as amended, be and hereby is deleted in its entirety and the following paragraphs are inserted in lieu thereof:

“FOURTH. The total number of shares of all classes of stock which the Corporation shall have authority to issue is 55,405,010 shares, consisting of (i) 75,000,000 shares of Common Stock, $0.01 par value per share (“Common Stock”), and (ii) 5,405,010 shares of Preferred Stock, $0.01 par value per share (“Preferred Stock”).”

2. This Certificate of Amendment of the Amended and Restated Certificate of Incorporation has been duly adopted in accordance with the provisions of Section 242 of the General Corporation Law.

[Remainder of page intentionally blank]

A-1

IN WITNESS WHEREOF, this Corporation has caused this Certificate of Amendment of the Amended and Restated Certificate of Incorporation to be signed by its Chairman and Chief Executive Officer this ___ day of _________, 2023.

Paul Galvin Chairman and Chief Executive Officer

A-2

Safe & Green Holdings Corp.
990 Biscayne Blvd., Suite 501, Office 12
Miami, Florida 33132

SUBMIT A PROXY TO VOTE BY INTERNET - http://www.voteproxy.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on July 11, 2023. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS -

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

SUBMIT A PROXY TO VOTE BY MAIL -

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided.

The Board of Directors recommends you vote FOR the following Proposals 1 and 2		For	Against	Abstain

1.    To approve an amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended, to increase the number of authorized shares of Common Stock from 25,000,000 to 75,000,000 and decrease the par value of the authorized shares of Preferred Stock from $1.00 per share to $0.01 per share.

		☐	☐	☐

2.    To approve one or more adjournments of the 2023 Special Meeting, if necessary, to solicit additional proxies in the event that there are not sufficient votes at the time of the 2023 Special Meeting to approve Proposal No. 1.

		☐	☐	☐
NOTE: In their discretion, the proxies are authorized to vote on such other business as may properly come before the meeting or any adjournments or postponements of the meeting.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

SAFE & GREEN HOLDINGS CORP.
2023 Special Meeting of Stockholders
July 11, 2023, 10:00 a.m. Eastern Time
This proxy is solicited by the Board of Directors

The undersigned stockholder hereby appoints Paul Galvin or William Rogers, or either of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse side of this proxy, all of the shares of Common Stock of SAFE & GREEN HOLDINGS CORP. that the undersigned is entitled to vote at the 2023 Special Meeting of Stockholders to be held at 10:00 a.m., Eastern Time, on July 11, 2023 at the New York City office of Blank Rome LLP, 1271 Avenue of the Americas, 17th Floor, New York, New York 10020., or any adjournment or postponement thereof. The purpose of the 2023 Special Meeting and the matters to be acted on are stated in the accompanying Notice of Special Meeting of Stockholders. The Board of Directors knows of no other business that will come before the 2023 Special Meeting.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations.

Continued and to be signed on reverse side